UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: June 7, 2021

NovaBay Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suite 1150, Emeryville, CA         94608

(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	NBY	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01     Other Events

As previously disclosed in the Current Report on Form 8-K filed by NovaBay Pharmaceuticals, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on April 20, 2020, the Company previously entered into an international distribution agreement (the “International Agreement”), dated April 16, 2020, with Shenzhen Microprofit Biotech Co., LTD (“Microprofit”) whereby Microprofit granted the Company exclusive rights to distribute SARS-CoV-2 IgG and IgM Antibody Combined Test Kits (the “Test Kits”) in the United States through December 31, 2021, subject to various assumptions including the approval by the U.S. Food and Drug Administration (the “FDA”) of such Test Kits. In accordance with the International Agreement, the Company has been assisting Microprofit in applying for approval of the Test Kits by the FDA. In connection with the International Agreement, the Company also entered into an intermediary distribution agreement, dated April 16, 2020, with Chongqing Pioneer Pharma Holdings Limited (“Chongqing”), as amended on June 29, 2020 (the “Intermediary Agreement”), for Chongqing to act as an intermediary between Microprofit and the Company in the distribution of the Test Kits if approved by the FDA.

On June 7, 2021, the Company was notified by the FDA that it declines to review the Company’s Emergency Use Authorization request for the Test Kits. As such, the Test Kits are not authorized to be distributed or used as proposed in the United States.

The International Agreement and the Intermediary Agreement, as amended, will both expire on December 31, 2021.

The foregoing descriptions of the International Agreement and the Intermediary Agreement are qualified in their entirety by reference to the International Agreement, the Intermediary Agreement, and the First Amendment to the Intermediary Agreement, copies of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
10.1*

International Distribution Agreement between the Company and Shenzhen Microprofit Biotech Co., Ltd., dated April 16, 2020 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on April 20, 2020).

10.2*

Intermediary Distribution Agreement between the Company and Chongqing Pioneer Pharma Holdings Limited, dated April 16, 2020 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on April 20, 2020).

10.3*

First Amendment to Intermediary Distribution Agreement between the Company and Chongqing Pioneer Pharma Holdings Limited, dated June 29, 2020 (incorporated by reference to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 6, 2020).

*

Certain confidential portions of this exhibit were omitted by means of marking such portions with brackets because the confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc.

By:	/s/ Justin Hall
Justin Hall
Chief Executive Officer and General Counsel

Dated: June 11, 2021